EXHIBIT 21

                               ALLTEL Corporation
                         Subsidiaries of the Registrant

                                                                State of
                                                              Incorporation
  NORTHEAST REGION:

  ALLTEL New York, Inc.                                       New York
  ALLTEL Ohio, Inc.                                           Ohio
  ALLTEL Pennsylvania, Inc.                                   Pennsylvania
  The Western Reserve Telephone Company                       Ohio
  Tuolumne Telephone Company                                  California

  SOUTHERN REGION:

  ALLTEL Alabama, Inc.                                        Alabama
  ALLTEL Carolina, Inc.                                       North Carolina
  ALLTEL Florida, Inc.                                        Florida
  ALLTEL Georgia, Inc.                                        Georgia
  ALLTEL Georgia Communications Corp.                         Georgia
  ALLTEL Kentucky, Inc.                                       Kentucky
  ALLTEL Mississippi, Inc.                                    Mississippi
  ALLTEL South Carolina, Inc.                                 South Carolina
  ALLTEL Tennessee, Inc.                                      Tennessee
  Georgia ALLTEL Communicon Co.                               Illinois
  Georgia ALLTELCOM Co.                                       Indiana
  Georgia ALLTEL Telecom Inc.                                 Georgia

  SOUTHWEST REGION:

  ALLTEL Arkansas, Inc.                                       Arkansas
  ALLTEL Missouri, Inc.                                       Missouri
  ALLTEL Nevada, Inc.                                         Nevada
  ALLTEL Oklahoma, Inc.                                       Arkansas
  CP National Corporation                                     California
  Oklahoma ALLTEL, Inc.                                       Oklahoma
  SLT Communications, Inc.                                    Texas
  Sugar Land Telephone Company                                Texas
  Texas ALLTEL, Inc.                                          Texas

EXHIBIT 21
ALLTEL Corporation
Subsidiaries of the Registrant, continued

                                                                State of
                                                              Incorporation
   OTHER COMPANIES:

  ALLTEL Business Services, Inc.                              Delaware
  ALLTEL Communications Group, Inc.                           Delaware
  ALLTEL Corporate Services, Inc.                             Delaware
  ALLTEL Distribution, Inc.                                   Delaware
  ALLTEL Holding, Inc.                                        Delaware
  ALLTEL International Holdings, Inc.                         Delaware
  ALLTEL Long Distance, Inc.                                  Delaware
  ALLTEL Mobile Communications, Inc.                          Delaware
  ALLTEL Mobile Communications of Alabama, Inc.               Alabama
  ALLTEL Mobile Communications of Arkansas, Inc.              Arkansas
  ALLTEL Mobile Communications of the Carolinas, Inc.         North Carolina
  ALLTEL Mobile Communications of Florida, Inc.               Florida
  ALLTEL Mobile Communications of Georgia, Inc.               Georgia
  ALLTEL Mobile Communications of Missouri, Inc.              Missouri
  ALLTEL Mobile Communications of Nevada, Inc.                Nevada
  ALLTEL Mobile Communications of Northwest Arkansas, Inc.    Arkansas
  ALLTEL Mobile Communications of South Carolina, Inc.        South Carolina
  ALLTEL Mobile Communications of South Georgia, Inc.         West Virginia
  ALLTEL Publishing Corporation                               Ohio
  ALLTEL Publishing Listing Management Corporation            Pennsylvania
  ALLTEL Supply, Inc.                                         Ohio
  ALLTEL Telephone Services Corporation                       Ohio
  Alma Cellular II, Inc.                                      Georgia
  Brantley Cellular Company                                   Georgia
  Cellular Investments, Inc.                                  Georgia
  Cellular Phone of Aiken-Augusta, Inc.                       South Carolina
  ITC Cellular Holdings, Inc.                                 Delaware
  Missouri Telephone Cellular Systems, Inc.                   Missouri
  Pembroke Cellular Company II, Inc.                          Georgia
  Planters Cellular Co.                                       Georgia
  Southwest Missouri Cellular                                 Delaware
  Statesboro Cellular Company, Inc.                           Georgia
  Control Communications Industries, Inc.                     Delaware
  Dynalex, Inc.                                               California
  HWC Distribution Corp.                                      Delaware
  Houston Wire & Cable Company                                Texas
  Ocean Technology, Inc.                                      California
  OTI International, Inc.                                     California
  SLT Communications Supply Company                           Texas
  SLT Communications Construction & Sales Co.                 Texas
  Sygnis, Inc.                                                Arkansas
  Worldwide Electrical Sales                                  Texas

EXHIBIT 21
ALLTEL Corporation
Subsidiaries of the Registrant, continued

                                                               Country or
                                                                State of
                                                              Incorporation
  OTHER COMPANIES (continued):

  ALLTEL Financial Information Services, Inc.                 Arkansas
  ALLTEL Healthcare Information Services, Inc.                Delaware
  ALLTEL Healthcare Information Services, Inc. - Europe       Delaware
  ALLTEL Healthcare Information Services, Limited             United Kingdom
  ALLTEL Information Services, Inc.                           Delaware
  ALLTEL Information Services International, Ltd.             Delaware
  ALLTEL Information Services International Holdings, Inc.    Delaware
  ALLTEL Information Services, Limited                        United Kingdom
  ALLTEL Information Services (Hong Kong) Limited             Hong Kong
  ALLTEL Information Services (Thailand) Limited              Thailand
  ALLTEL International Resource Management, Inc.              Delaware
  ALLTEL Mortgage Information Services, Inc.                  Delaware
  ALLTEL Telecom Information Services, Inc.                   Delaware
  Computer Power, Inc.                                        Florida
  CPI Datanet, Inc.                                           Delaware
  Medical Data Technology, Inc.                               New Jersey
  Systematics International Limited                           Jamaica
  Systematics of California, Inc.                             California
  Vertex Banking Systems, Limited                             United Kingdom
  Vertex Business Systems, Inc.                               New York